Asset Acquisition	12 Months Ended
Dec. 31, 2022
LGM ENTERPRISES, LLC [Member]
Asset Acquisition [Line Items]
Asset Acquisition
4.	Asset Acquisition
On February 28, 2020, the Company, entered into a membership interest purchase agreement with Sky Night (the “seller”) to purchase 100% of the total membership interest of Sky Night and certain aircraft spare parts that were owned by Sky Night for the total purchase price of $742. The acquisition of Sky Night’s membership interests was primarily for the Company to acquire the international FAA certificate to extend its operation outside of the U.S.
The acquisition was accounted for as an asset acquisition in accordance with ASC Topic 805,
Business Combinations
as substantially all of the fair value of the gross assets acquired was concentrated in a single, identifiable asset – the FAA certificate.
The total acquisition price of $742 (paid in cash) was allocated to the assets acquired based on their relative fair value as of the date of acquisition as follows:

Amount
Intangible assets - definite lives (a)	$650
Inventory (b)	92

Fair value of net assets acquired	742

Total purchase price (c)	$742

(a)	Identifiable intangible asset is the FAA Certificate.

(b)	Inventory includes aircraft spare parts.

(c)
Total consideration transferred was $780 as $38 seller’s transaction costs were paid by the Company. Acquisition-related costs were expensed as incurred and were recorded in selling, general and administrative expenses in the consolidated statements of operations and comprehensive income.

There were no acquisitions that occurred during the years ended December 31, 2022 and 2021.